UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05715
                                                    ------------

             The Gabelli Convertible and Income Securities Fund Inc.
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                  --------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                  --------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                             ---------------

                   Date of reporting period: December 31, 2004
                                           --------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                 [LOGO OMITTED]

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                                  Annual Report
                                December 31, 2004



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2004.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2004 (A)
                                  ----------------------------------------------------
                                                                                                                   Since
                                                                                                                Inception
                                                  QUARTER   1 YEAR    3 YEAR    5 YEAR     10 YEAR    15 YEAR   (7/3/89)
                                                  -------   ------    ------    ------     -------    -------   ---------
  GABELLI CONVERTIBLE & INCOME SECURITIES FUND
    NAV RETURN (B) ...............................  4.30%    2.68%     3.49%     3.34%      6.76%      7.43%     7.60%
    INVESTMENT RETURN (C) ........................ (5.60)   (4.77)     2.99      6.76       N/A(D)     N/A(D)    7.52 (D)

  S&P 500 Index ..................................  9.23    10.87      3.58     (2.30)     12.07      10.93     11.43
  Lipper Convertible Securities Fund Average .....  6.92     8.58      8.21      3.41      10.05      10.10     10.03

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. PERFORMANCE FOR PERIODS LESS THAN ONE YEAR IS NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV") AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ADJUSTMENTS FOR RIGHTS OFFERINGS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON INITIAL NET ASSET VALUE OF $10.00.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $11.25.

(d) THE FUND CONVERTED TO CLOSED-END STATUS ON MARCH 31, 1995 AND HAD NO OPERATING HISTORY ON THE NEW YORK STOCK EXCHANGE PRIOR TO THAT DATE.
--------------------------------------------------------------------------------

                                                           Sincerely yours,


                                                           /s/ Bruce N. Alpert
                                                           Bruce N. Alpert
                                                           President
February 24, 2005

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


Under SEC rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following table which presents portfolio holdings as a percent of total net assets is provided in compliance with such requirement.


U.S. Government Obligations ..........................  33.5%
Energy and Utilities .................................   8.5%
Automotive: Parts and Accessories ....................   7.7%
Aviation: Parts and Services .........................   7.2%
Business Services ....................................   5.0%
Communications Equipment .............................   4.7%
Food and Beverage ....................................   4.6%
Broadcasting .........................................   4.5%
Financial Services ...................................   3.8%
Health Care ..........................................   3.1%
Telecommunications ...................................   2.1%
Electronics ..........................................   2.0%
Entertainment ........................................   2.0%
Cable ................................................   1.8%
Diversified Industrial ...............................   1.6%
Real Estate ..........................................   1.4%
Wireless Communications ..............................   1.3%
Equipment and Supplies ...............................   1.2%
Aerospace ............................................   1.0%
Retail ...............................................   0.8%
Transportation .......................................   0.7%
Hotels and Gaming ....................................   0.4%
Automotive ...........................................   0.4%
Cable and Satellite ..................................   0.4%
Consumer Products ....................................   0.1%
Manufactured Housing and Recreational Vehicles .......   0.1%
Environmental Services ...............................   0.1%
                                                       ------
                                                       100.0%
                                                       ======



THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE FIRST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2004. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.



PROXY VOTING: The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies and procedures are available without charge (i) upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and
(iii)  by  visiting  the  Securities  and  Exchange   Commission's   website  at
www.sec.gov.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004

  PRINCIPAL                                          MARKET
   AMOUNT                                COST         VALUE
  ---------                              ----        ------
             CONVERTIBLE CORPORATE BONDS -- 29.3%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.6%
 $2,780,000  Pep Boys - Manny, Moe &
               Jack, Cv.,
               4.250%, 06/01/07 ...$   2,766,373  $   2,842,550
                                   -------------  -------------
  6,900,000  Standard Motor Products
               Inc., Sub. Deb. Cv.,
               6.750%, 07/15/09 ...    5,528,804      6,744,750
                                   -------------  -------------
                                       8,295,177      9,587,300
                                   -------------  -------------
             AVIATION: PARTS AND SERVICES -- 3.3%
    830,000  GenCorp Inc., Sub. Deb. Cv.,
               5.750%, 04/15/07 ...      808,169        911,963
  4,028,000  Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ...    3,824,532      3,982,685
                                   -------------  -------------
                                       4,632,701      4,894,648
                                   -------------  -------------
             BROADCASTING -- 0.7%
  1,100,000  Sinclair Broadcast Group
               Inc., Sub. Deb. Cv.,
               4.875%, 07/15/18 ...    1,115,117      1,060,125
                                   -------------  -------------
             BUSINESS SERVICES -- 4.7%
    900,000  BBN Corp., Sub. Deb. Cv.,
               6.000%,
               04/01/12+ (a)(c) ...      882,893              0
  3,000,000  Franklin Resources Inc., Cv.,
               Zero Coupon,
               05/11/31 ...........    1,835,701      2,126,250
    500,000  Navistar Financial Corp., Sub.
               Deb. Cv., 4.750%,
               04/01/09 ...........      450,729        521,875
             Trans-Lux Corp.,
               Sub. Deb. Cv.,
  2,600,000    8.250%, 03/01/12 ...    2,508,414      2,639,000
  1,500,000    7.500%, 12/01/06 ...    1,505,321      1,522,500
                                   -------------  -------------
                                       7,183,058      6,809,625
                                   -------------  -------------
             CABLE -- 1.8%
    400,000  Adelphia Communications
               Corp., Sub. Deb. Cv.,
               3.250%,
               05/01/21+ (c) ......      127,000         88,000
  2,500,000  Charter Communications Inc.,
               Cv., 4.750%,
               06/01/06 ...........    1,926,681      2,512,500
                                   -------------  -------------
                                       2,053,681      2,600,500
                                   -------------  -------------
             COMMUNICATIONS EQUIPMENT -- 4.0%
  1,900,000  Agere Systems Inc., Sub. Deb.
               Cv., 6.500%,
               12/15/09 ...........    1,929,607      2,018,750
    300,000  Corning Inc., Deb. Cv.,
               Zero Coupon,
               11/08/15 ...........      228,825        238,500
  1,000,000  Lucent Technologies Inc., Sub.
               Deb. Cv., 8.000%,
               08/01/31 ...........    1,051,409      1,117,500
  2,500,000  Nortel Networks Corp., Cv.,
               4.250%, 09/01/08 ...    2,434,844      2,443,750
                                   -------------  -------------
                                       5,644,685      5,818,500
                                   -------------  -------------
             CONSUMER PRODUCTS -- 0.1%
    100,000  Church & Dwight Co. Inc.,
               Deb. Cv., 5.250%,
               08/15/33 (b) .......      100,000        130,875
                                   -------------  -------------
             ELECTRONICS -- 2.0%
     10,000  Artesyn Technologies,
               Sub. Deb. Cv.,
               5.500%, 08/15/10 (b)       10,673         17,050

  PRINCIPAL                                          MARKET
   AMOUNT                                COST         VALUE
  ---------                              ----        ------
 $1,000,000  Oak Industries Inc.,
               Sub. Deb. Cv.,
               4.875%, 03/01/08 ...$     855,523  $   1,040,000
  2,000,000  TriQuint Semiconductor Inc.,
               Sub. Deb. Cv.,
               4.000%, 03/01/07 ...    1,941,874      1,945,000
                                   -------------  -------------
                                       2,808,070      3,002,050
                                   -------------  -------------
             ENERGY AND UTILITIES -- 1.3%
    500,000  Devon Energy Corp., Deb.
               Cv., 4.950%,
               08/15/08 ...........      499,780        551,875
  1,500,000  Mirant Corp., Deb. Cv.,
               2.500%,
               06/15/21+ (c) ......    1,026,728      1,089,375
    257,000  Moran Energy Inc.,
               Sub. Deb. Cv.,
               8.750%, 01/15/08 ...      183,756        255,715
                                   -------------  -------------
                                       1,710,264      1,896,965
                                   -------------  -------------
             EQUIPMENT AND SUPPLIES -- 0.8%
  1,098,000  Robbins & Myers Inc.,
               Sub. Deb. Cv.,
               8.000%, 01/31/08 ...    1,101,508      1,169,370
                                   -------------  -------------
             FOOD AND BEVERAGE -- 0.5%
  1,000,000  Parmalat Capital, Cv.,
               Zero Coupon,
               12/31/05+ (c) ......      872,155        274,568
  1,000,000  Parmalat Netherlands BV,
               Cv., Zero Coupon,
               06/30/21+ (c) ......      938,519        478,456
                                   -------------  -------------
                                       1,810,674        753,024
                                   -------------  -------------
             HEALTH CARE -- 0.3%
    400,000  IVAX Corp., Sub. Deb. Cv.,
               4.500%, 05/15/08 (b)      351,526        402,000
    150,000  Sabratek Corp., Sub. Deb. Cv.,
               6.000%,
               04/15/05+ (a)(c) ...       84,763              0
                                   -------------  -------------
                                         436,289        402,000
                                   -------------  -------------
             HOTELS AND GAMING -- 0.0%
     10,000  Wynn Resorts, Sub. Deb. Cv.,
               6.000%, 07/15/15 (b)       10,242         30,625
                                   -------------  -------------
             MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.1% 100,000 Fleetwood Enterprises Inc.,
               Cv., 5.000%,
               12/15/23 (b) .......      100,000        143,125
                                   -------------  -------------
             REAL ESTATE -- 1.2%
             Palm Harbor Homes Inc., Cv.,
    350,000    3.250%, 05/15/24 ...      304,095        318,062
  1,550,000    3.250%, 05/15/24 (b)    1,531,681      1,408,563
                                   -------------  -------------
                                       1,835,776      1,726,625
                                   -------------  -------------
             RETAIL -- 0.0%
     60,000  Costco Companies Inc.,
               Sub. Deb. Cv.,
               Zero Coupon,
               08/19/17 ...........       46,288         66,150
                                   -------------  -------------
             TELECOMMUNICATIONS -- 0.4%
     50,000  Commonwealth Telephone
               Enterprises Inc., Cv.,
               3.250%, 07/15/23 (b)       49,646         53,250

                See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

  PRINCIPAL                                          MARKET
   AMOUNT                                COST         VALUE
  ---------                              ----        ------
             CONVERTIBLE CORPORATE BONDS (CONTINUED)
             TELECOMMUNICATIONS (CONTINUED)
  $ 500,000  Rogers Communications
               Inc., Deb. Cv., 2.000%,
               11/26/05 ...........$     471,703  $     493,750
                                   -------------  -------------
                                         521,349        547,000
                                   -------------  -------------
             TRANSPORTATION -- 0.4%
    500,000  GATX Corp., Cv.,
               7.500%, 02/01/07 (b)      500,000        586,250
                                   -------------  -------------
             WIRELESS COMMUNICATIONS -- 1.1%
  1,500,000  Nextel Communications Inc.,
               Cv., 5.250%,
               01/15/10 ...........    1,095,749      1,543,125
                                   -------------  -------------
             TOTAL CONVERTIBLE
              CORPORATE BONDS .....   41,000,628     42,767,882
                                   -------------  -------------
   SHARES
  --------

             CONVERTIBLE PREFERRED STOCKS -- 13.8%
             AEROSPACE -- 0.7%
      8,000  Northrop Grumman Corp.,
               7.000% Cv. Pfd.,
               Ser. B .............      932,160      1,056,080
                                   -------------  -------------
             AUTOMOTIVE -- 0.4%
      2,500  Ford Motor Co. Capital Trust II,
               6.500% Cv. Pfd. ....      117,705        131,975
             General Motors Corp.,
     10,000    5.250% Cv. Pfd.,
               Ser. B .............      250,000        230,700
      9,000    4.500% Cv. Pfd.,
               Ser. A .............      225,000        225,810
                                   -------------  -------------
                                         592,705        588,485
                                   -------------  -------------
             AVIATION: PARTS AND SERVICES -- 3.9%
     49,000  Coltec Capital Trust,
               5.250% Cv. Pfd. ....    2,032,375      2,269,312
     35,000  Sequa Corp.,
               $5.00 Cv. Pfd. .....    2,690,370      3,412,500
                                   -------------  -------------
                                       4,722,745      5,681,812
                                   -------------  -------------
             BROADCASTING -- 3.7%
        100  Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (a) .........    1,000,000      1,077,137
    100,000  Sinclair  Broadcast Group
               Inc.,
               6.000% Cv. Pfd.,
               Ser. D .............    4,681,250      4,349,000
                                   -------------  -------------
                                       5,681,250      5,426,137
                                   -------------  -------------
             BUSINESS SERVICES -- 0.3%
     15,133  Interep National Radio
               Sales Inc., 4.000%
               Cv. Pfd., Ser. A (a)    1,514,203        502,587
     20,000  Key3Media Group, 5.500%
               Cv. Pfd., Ser. A+ (a)     500,000            117
                                   -------------  -------------
                                       2,014,203        502,704
                                   -------------  -------------
             COMMUNICATIONS EQUIPMENT -- 0.7%
        800  Lucent Technologies Capital
               Trust I, 7.750%
               Cv. Pfd. ...........      556,750        948,400
                                   -------------  -------------
             DIVERSIFIED INDUSTRIAL -- 0.2%
             WHX Corp.,
     52,100    $3.75 Cv. Pfd.,
               Ser. B+ ............      262,338        208,400
     28,000    6.500% Cv. Pfd.,
               Ser. A+ ............      216,762        114,800
                                   -------------  -------------
                                         479,100        323,200
                                   -------------  -------------

                                                     MARKET
   SHARES                                COST         VALUE
  ---------                              ----        ------
             ENERGY AND UTILITIES -- 0.4%
      6,000  AES Trust III,
               6.750% Cv. Pfd. ....$     229,530  $     296,100
        500  Cinergy Corp.,
               9.500% Cv. Pfd. ....       25,025         31,700
      4,000  FPL Group Inc.,
               8.500% Cv. Pfd. ....      207,575        246,040
                                   -------------  -------------
                                         462,130        573,840
                                   -------------  -------------
             ENTERTAINMENT -- 2.0%
      2,000  Metromedia International
               Group Inc., 7.250%
               Cv. Pfd.+ ..........       26,611         40,000
     76,900  Rainbow Equity Securities
               Trust II, 6.250%
               Cv. Pfd. ...........    1,551,693      1,923,269
     45,000  Six Flags Inc.,
               7.250% Cv. Pfd. ....      851,255        995,850
                                   -------------  -------------
                                       2,429,559      2,959,119
                                   -------------  -------------
             TELECOMMUNICATIONS -- 1.0%
      4,000  ALLTEL Corp.,
               7.750% Cv. Pfd. ....      185,107        211,560
     15,000  Cincinnati Bell Inc.,
               6.750% Cv. Pfd.,
               Ser. B .............      427,662        611,250
     12,000  Philippine Long Distance
               Telephone Co.,
               $3.50 Cv. Pfd.,
               Ser. III ...........      471,755        592,800
                                   -------------  -------------
                                       1,084,524      1,415,610
                                   -------------  -------------
             TRANSPORTATION -- 0.3%
      2,700  GATX Corp.,
               $2.50 Cv. Pfd. .....      376,585        405,000
                                   -------------  -------------
             WIRELESS COMMUNICATIONS -- 0.2%
      2,000  Andrew Corp.,
               7.750% Cv. Pfd.,
               Ser. A(a) ..........       96,350        314,199
                                   -------------  -------------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS ....   19,428,061     20,194,586
                                   -------------  -------------

             COMMON STOCKS -- 21.8%
             AEROSPACE -- 0.3%
      5,000  Kaman Corp., Cl. A ...       84,375         63,250
     20,000  Titan Corp.+ .........      437,044        324,000
                                   -------------  -------------
                                         521,419        387,250
                                   -------------  -------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
     20,000  Dana Corp. ...........      364,500        346,600
     30,000  Genuine Parts Co. ....    1,119,235      1,321,800
                                   -------------  -------------
                                       1,483,735      1,668,400
                                   -------------  -------------
             BROADCASTING -- 0.1%
     10,000  News Corp., Cl. A           145,100        186,600
                                   -------------  -------------
             CABLE AND SATELLITE -- 0.4%
     15,000  DIRECTV Group Inc.+ ..      265,263        251,100
     10,000  EchoStar Communications
               Corp., Cl. A .......      316,139        332,400
     19,500  Loral Space &
               Communications Ltd.+        3,765          3,315
                                   -------------  -------------
                                         585,167        586,815
                                   -------------  -------------

                See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                     MARKET
   SHARES                                COST         VALUE
  ---------                              ----        ------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 6.8%
      7,000  BP plc, ADR ..........$     282,583  $     408,800
      3,000  CH Energy Group Inc. .       83,900        144,150
      5,000  ConocoPhillips .......      281,536        434,150
     25,000  Duke Energy Corp. ....      472,434        633,250
     25,000  Exxon Mobil Corp. ....      912,280      1,281,500
     10,000  FPL Group Inc. .......      631,070        747,500
     20,000  Great Plains
               Energy Inc. ........      598,720        605,600
     26,300  Kaneb Services LLC ...    1,133,620      1,135,897
     40,000  Northeast Utilities ..      722,124        754,000
     10,000  Patina Oil & Gas Corp.      369,000        375,000
     10,000  Progress Energy
               Inc., CVO+ .........        5,200          1,300
     10,000  Public Service Enterprise
               Group Inc. .........      504,550        517,700
     18,000  Royal Dutch Petroleum Co.   867,657      1,032,840
     10,000  SEMCO Energy Inc. ....       84,410         53,400
      8,000  SJW Corp. ............      222,718        291,200
     40,000  Unisource Energy Corp.      984,293        964,400
     30,000  Xcel Energy Inc. .....      504,374        546,000
                                   -------------  -------------
                                       8,660,469      9,926,687
                                   -------------  -------------
             ENVIRONMENTAL SERVICES -- 0.1%
      3,900  Ionics Inc.+ .........      168,925        169,026
                                   -------------  -------------
             EQUIPMENT AND SUPPLIES -- 0.2%
     10,000  Mueller Industries Inc.     441,495        322,000
      2,000  Tomkins plc, ADR .....       38,250         39,580
                                   -------------  -------------
                                         479,745        361,580
                                   -------------  -------------
             FINANCIAL SERVICES -- 3.8%
     32,000  Alliance Capital Management
               Holding LP .........    1,076,624      1,344,000
     35,000  American Express Co. .    1,835,003      1,972,950
     12,000  Argonaut Group Inc.+ .      203,647        253,560
     40,000  Citigroup Inc. .......    1,806,811      1,927,200
                                   -------------  -------------
                                       4,922,085      5,497,710
                                   -------------  -------------
             FOOD AND BEVERAGE -- 4.1%
      5,000  Allied Domecq plc, ADR      170,805        199,550
      5,000  Cadbury Schweppes
               plc, ADR ...........      160,190        188,500
      8,000  Coca-Cola Co. ........      363,555        333,040
     65,000  Dreyer's Grand Ice Cream
               Holdings Inc., Cl. A    5,076,642      5,227,950
                                   -------------  -------------
                                       5,771,192      5,949,040
                                   -------------  -------------
             HEALTH CARE -- 2.8%
     12,000  Bristol-Myers
               Squibb Co. .........      319,665        307,440
     11,000  Eli Lilly & Co. ......      656,626        624,250
     25,000  Merck & Co. Inc. .....      933,169        803,500
     75,000  Pfizer Inc. ..........    2,358,622      2,016,750
     15,000  Schering-Plough Corp.       236,353        313,200
                                   -------------  -------------
                                       4,504,435      4,065,140
                                   -------------  -------------
             HOTELS AND GAMING -- 0.4%
    100,000  Hilton Group plc .....      479,570        546,212
                                   -------------  -------------
             REAL ESTATE -- 0.2%
      6,000  LNR Property Corp. ...      372,210        377,460
                                   -------------  -------------

                                                     MARKET
   SHARES                                COST         VALUE
  ---------                              ----        ------
             RETAIL -- 0.8%
     30,000  Albertson's Inc. .....$     734,438  $     716,400
     20,000  Safeway Inc.+ ........      418,380        394,800
                                   -------------  -------------
                                       1,152,818      1,111,200
                                   -------------  -------------
             TELECOMMUNICATIONS -- 0.7%
     18,000  AT&T Corp. ...........      326,926        343,080
      2,000  BellSouth Corp. ......       50,680         55,580
      8,000  Manitoba Telecom
               Services Inc. ......      267,056        327,171
     10,000  MCI Inc. .............      168,510        201,600
      5,000  SBC Communications Inc.     113,100        128,850
                                   -------------  -------------
                                         926,272      1,056,281
                                   -------------  -------------
             WIRELESS COMMUNICATIONS -- 0.0%
         49  Winstar Communications
               Inc.+ (a) ..........          438              0
                                   -------------  -------------
             TOTAL COMMON
              STOCKS ..............   30,173,580     31,889,401
                                   -------------  -------------

             PREFERRED STOCKS -- 0.2%
             EQUIPMENT AND SUPPLIES -- 0.2%
     13,000  Fedders Corp.,
               8.600%  Pfd., Ser. A      310,700        312,000
                                   -------------  -------------
             TELECOMMUNICATIONS -- 0.0%
      3,679  PTV Inc., 10.000% Pfd.,
               Ser. A .............            0         12,509
                                   -------------  -------------
             TOTAL PREFERRED
              STOCKS ..............      310,700        324,509
                                   -------------  -------------
  PRINCIPAL
   AMOUNT
  ---------

             CORPORATE BONDS -- 0.9%
             DIVERSIFIED INDUSTRIAL -- 0.9%
 $2,000,000  GP Strategies Corp., Sub. Deb.,
               6.000%, 08/14/08 (a)    1,501,071      1,366,796
                                   -------------  -------------
             TELECOMMUNICATIONS -- 0.0%
     80,000  Amnex Inc., Sub. Deb.,
               Zero Coupon,
               09/25/49+ (a)(b)(c)        71,773              0
                                   -------------  -------------
             TOTAL CORPORATE
              BONDS ...............    1,572,844      1,366,796
                                   -------------  -------------
   SHARES
  --------

             WARRANTS -- 0.5%
             CONSUMER PRODUCTS -- 0.0%
      4,331  Pillowtex Corp., expires
               11/24/09+ (a) ......      120,955              0
                                   -------------  -------------
             DIVERSIFIED INDUSTRIAL -- 0.5%
    250,000  GP Strategies Corp.,
               expires
               08/14/08+ (a)(d)....      637,065        740,330
    379,703  National Patent
               Development Corp.,
               expires
               08/14/08+ (a)(d)....            0         22,270
                                   -------------  -------------
                                         637,065        762,600
                                   -------------  -------------
             TOTAL WARRANTS .......      758,020        762,600
                                   -------------  -------------


                See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

  PRINCIPAL                                          MARKET
   AMOUNT                                COST         VALUE
  ---------                              ----        ------
             U.S.  GOVERNMENT  OBLIGATIONS -- 33.5%
$49,036,000  U.S.  Treasury Bills,
               1.794% to 2.202%++,
               01/20/05 to
               03/17/05 .......... $  48,927,647  $  48,928,144
                                   -------------  -------------
TOTAL INVESTMENTS -- 100.0% ...... $ 142,171,480    146,233,918
                                   =============

OTHER ASSETS IN EXCESS OF LIABILITIES ..........        968,053

PREFERRED STOCK
  (991,800 preferred shares outstanding) .......    (49,770,000)
                                                  -------------

NET ASSETS -- COMMON STOCK
  (11,717,040 common shares outstanding) .......  $  97,431,971
                                                  =============
NET ASSET VALUE PER COMMON SHARE
   ($97,431,971 / 11,717,040 shares outstanding)          $8.32
                                                          =====
------------------
             For Federal tax purposes:
             Aggregate cost ...................   $ 142,992,958
                                                  =============
             Gross unrealized appreciation ....   $   9,432,148
             Gross unrealized depreciation ....      (6,704,373)
                                                  -------------
             Net unrealized appreciation
              (depreciation) ..................   $   2,727,775
                                                  =============
------------------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2004, the market value of fair valued securities amounted to $4,023,436 or 2.8% of total investments.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the market value of Rule 144A securities amounted to $2,771,738 or 1.9% of total investments. Of such amount, $1,710,053 were considered liquid securities and $1,061,685 were investments in restricted and illiquid securities that were valued under methods approved by the Board of Directors, as follows:

ACQUISITION                                                    12/31/04
 PRINCIPAL                        ACQUISITION  ACQUISITION   CARRYING VALUE
  AMOUNT   ISSUER                     DATE        COST          PER UNIT
---------- ------                 -----------  -----------   --------------
$ 10,000   Artesyn Technologies,
            Sub. Deb. Cv., 5.500%,
            08/15/10 .............. 08/15/03     $10,757       $1.7050
 100,000   Church & Dwight Co. Inc.,
            Deb. Cv., 5.250%,
            08/15/33 .............. 08/05/03     100,000        1.3088
  50,000   Commonwealth Telephone
            Enterprises Inc., Cv.,
            3.250%, 07/15/23 ...... 07/29/03      49,638        1.0650
 100,000   Fleetwood Enterprises Inc.,
            Cv., 5.000%, 12/15/23 . 12/17/03     100,000        1.4313
 500,000   GATX Corp., Cv., 7.500%,
            02/01/07 .............. 01/28/02     500,000        1.1725
 100,000   IVAX Corp., Sub. Deb. Cv.,
            4.500%, 05/15/08 ...... 09/21/01      79,000        1.0050
  10,000   Wynn Resorts, Sub. Deb. Cv.,
            6.000%, 07/15/15 ...... 07/14/03      10,284        3.0625
 (c)   Bond in default.
 (d) At December 31, 2004, the Fund held investments in restricted securities that were valued under methods approved by the Board as follows:
                                                               12/31/04
ACQUISITION                       ACQUISITION  ACQUISITION   CARRYING VALUE
  SHARES   ISSUER                     DATE        COST          PER UNIT
---------- ------                 -----------  -----------   --------------
 250,000   GP Strategies Corp.
            warrants expire
            08/14/08 .............. 08/08/03    $637,065          $2.9613
 379,703   National Patent
            Development Corp.
            warrants expire
            08/14/08 .............. 11/24/04           0           0.0587
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 CVO - Contingent Value Obligation.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS:
  Investments, at value (cost $142,171,480) ....   $ 146,233,918
  Cash .........................................          60,354
  Dividends and interest receivable ............         773,185
  Unrealized appreciation on swap contracts ....         343,286
  Other assets .................................           7,653
                                                   -------------
  TOTAL ASSETS .................................     147,418,396
                                                   -------------
LIABILITIES:
  Payable for investment advisory fees .........          82,701
  Payable for shareholder communications expense          41,351
  Dividends payable ............................          25,871
  Payable for legal and audit fees .............          22,579
  Payable for payroll expenses .................          16,255
  Payable to custodian .........................          10,845
  Payable for shareholder services fees ........           8,465
  Other accrued expenses and liabilities .......           8,358
                                                   -------------
  TOTAL LIABILITIES ............................         216,425
                                                   -------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock
  (6.00%, $25 liquidation value, $0.001 par
    value, 1,000,000 shares
    authorized with 990,800 shares issued and
    outstanding) ...............................      24,770,000
  Series C Cumulative Preferred Stock
    (Auction Rate, $25,000 liquidation value,
    $0.001 par value, 1,000 shares
    authorized with 1,000 shares issued and
    outstanding)                                      25,000,000
                                                   -------------
  TOTAL PREFERRED STOCK ........................      49,770,000
                                                   -------------
  NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS ..................   $  97,431,971
                                                   =============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value ..................   $      11,717
  Additional paid-in capital ...................      94,900,272
  Distributions in excess of net
    investment income ..........................        (207,793)
  Accumulated net realized loss on
    investments, swap  contracts and
    foreign currency transactions ..............      (1,678,053)
  Net unrealized appreciation on investments,
    swap contracts and foreign currency
    translations ...............................       4,405,828
                                                   -------------
  TOTAL NET ASSETS .............................   $  97,431,971
                                                   =============

NET ASSET VALUE PER COMMON SHARE:
  ($97,431,971 / 11,717,040 shares outstanding;
  998,000,000 shares authorized of $0.001 par value)       $8.32
                                                           =====


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $16,382)   $ 2,520,904
  Interest ..................................     3,467,281
                                                -----------
  TOTAL INVESTMENT INCOME ...................     5,988,185
                                                -----------
EXPENSES:
  Investment advisory fees ..................     1,490,032
  Shareholder communications expenses .......       130,733
  Payroll ...................................       106,460
  Directors' fees ...........................        68,000
  Auction agent fees ........................        62,400
  Legal and audit fees ......................        59,398
  Shareholder services fees .................        52,833
  Custodian fees ............................        40,981
  Miscellaneous expenses ....................        91,989
                                                -----------
  TOTAL EXPENSES ............................     2,102,826
  Less: Advisory fee waiver .................      (497,700)
                                                -----------
  TOTAL NET EXPENSES ........................     1,605,126
                                                -----------
  NET INVESTMENT INCOME .....................     4,383,059
                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, SWAP CONTRACTS AND
  FOREIGN CURRENCY:
  Net realized loss on investments ..........      (587,953)
  Net realized gain on foreign
   currency transactions ....................        28,451
  Net realized loss on swap contracts .......      (417,507)
                                                -----------
  Net realized loss on investments,
    swap contracts and foreign
   currency transactions ....................      (977,009)
  Net change in unrealized appreciation/
    depreciation on investments, swap
     contracts and foreign currency
    translations ............................       615,236
                                                -----------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS, SWAP CONTRACTS AND
    FOREIGN CURRENCY ........................      (361,773)
                                                -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................     4,021,286

  Total Distributions to Preferred
    Stock Shareholders ......................    (1,864,559)
                                                -----------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING
    FROM OPERATIONS .........................   $ 2,156,727
                                                ===========

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                     YEAR ENDED        YEAR ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
                                                                                        2004              2003
                                                                                   -------------     -------------
OPERATIONS:
  Net investment income ........................................................   $   4,383,059*    $   3,437,267*
  Net realized gain (loss) on investments, swap contracts
    and foreign currency transactions ..........................................        (977,009)*       1,948,275*
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts
    and foreign currency translations ..........................................         615,236*       11,374,438*
                                                                                   -------------     -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................       4,021,286        16,759,980
                                                                                   -------------     -------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ........................................................      (1,864,559)       (1,198,833)
  Net realized short term gains on investments and foreign currency transactions              --           (21,214)
  Net realized long term gains on investments and foreign currency transactions               --          (333,018)
                                                                                   -------------     -------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..........................      (1,864,559)       (1,553,065)
                                                                                   -------------     -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ..................................................       2,156,727        15,206,915
                                                                                   -------------     -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ........................................................      (2,086,763)       (1,939,172)
  Net realized short term gains on investments and foreign currency transactions              --           (21,299)
  Net realized long term gains on investments and foreign currency transactions               --          (319,084)
  Return of capital ............................................................      (7,136,741)       (6,705,640)
                                                                                   -------------     -------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .............................      (9,223,504)       (8,985,195)
                                                                                   -------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon
    reinvestment of dividends and distributions ................................       2,830,783         2,959,921
  Net increase in net assets from repurchase of preferred shares ...............          12,828                --
  Offering costs for preferred shares charged to paid-in capital ...............          (3,000)       (1,297,744)
                                                                                   -------------     -------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ......................       2,840,611         1,662,177
                                                                                   -------------     -------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
    TO COMMON STOCK SHAREHOLDERS ...............................................      (4,226,166)        7,883,897
                                                                                   -------------     -------------
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ..........................................................     101,658,137        93,774,240
                                                                                   -------------     -------------
  End of period ................................................................   $  97,431,971     $ 101,658,137
                                                                                   =============     =============

-----------
* As a result of changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase net investment income and decrease realized and unrealized gain by $434,726 and $371,093 for the years ended December 31, 2004 and December 31, 2003, respectively.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION. The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the "Board"), upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

     Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. The Fund continues to maintain its investment objective of seeking a high level of total return through a combination of current income and capital appreciation. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the "80% Policy"). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available.

     The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C Preferred Stock.

     The Fund has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2004 are as follows:

    NOTIONAL                   FLOATING RATE*      TERMINATION     UNREALIZED
     AMOUNT     FIXED RATE  (RATE RESET MONTHLY)      DATE        APPRECIATION
  -----------   ----------  --------------------   -----------    ------------
  $25,000,000     3.145%           2.29%           April 2, 2008    $343,286

-----------
*Based on Libor (London Interbank Offered Rate).

     As a result of a recent FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund has reclassified periodic payments made under interest rate swap agreement, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior years financial highlights. Prior years net investment income ratios in the financial highlights have also been modified accordingly.

     This reclassification increased net investment income and decreased net realized and unrealized gains by $434,726 and $371,093 for the years ended December 31, 2004 and December 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund's investments. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2004, there were no open futures contracts.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2004, the Fund held no forward foreign exchange contracts.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  translations.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

     For the year ended December 31, 2004, reclassifications were made to decrease accumulated net investment income by $416,684 and to decrease accumulated net realized loss on investments, swap contracts and foreign currency transactions by $416,684.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                YEAR ENDED                 YEAR ENDED
                                             DECEMBER 31, 2004          DECEMBER 31, 2003
                                         ------------------------   ------------------------
                                          COMMON       PREFERRED      COMMON      PREFERRED
                                         ----------    ----------   ----------    ----------
     DISTRIBUTIONS PAID FROM:
     Ordinary income
       (inclusive of short
       term capital gains) ............. $2,086,763    $1,864,559   $1,960,471    $1,220,047
     Net long term capital gains .......         --            --      319,084       333,018
     Non-taxable return of capital .....  7,136,741            --    6,705,640            --
                                         ----------    ----------   ----------    ----------
     Total distributions paid .......... $9,223,504    $1,864,559   $8,985,195    $1,553,065
                                         ==========    ==========   ==========    ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Net unrealized appreciation .............  $2,727,775
                  Other ...................................    (207,793)
                                                             ----------
                  Total accumulated gain ..................  $2,519,982
                                                             ==========

     Other is primarily due to dividends payable and defaulted interest.

     Differences between amounts reported on a tax basis and those reported on a book basis are primarily due to timing of recognition of capital gains on investments held by the Fund.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to waive the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock for the year.

     The Fund's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred Stock for the period. For the year ended December 31, 2004, the Fund's total return on the net asset value of the common shares did not exceed the stated dividend rates and net swap expense of all outstanding preferred stock. Thus, management fees were waived in the amount of $497,700 with respect to the liquidation value of the preferred stock assets.

     During the year ended December 31, 2004, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $93,655 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

     The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2004, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value which is included in miscellaneous expenses in the Statement of Operations.

     The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $1,214 for the period of October 1, 2004 through December 31, 2004, which is included in payroll expense in the Statement of Operations.

4. PORTFOLIO SECURITIES. Costs of purchases and proceeds from sales of securities, other than short term securities, for the year ended December 31, 2004 aggregated $71,128,337 and $55,863,007, respectively.

5. CAPITAL. The charter permits the Fund to issue one billion shares of capital stock (par value $0.001).

     Transactions in common stock were as follows:

                                              YEAR ENDED                  YEAR ENDED
                                           DECEMBER 31, 2004           DECEMBER 31, 2003
                                        -----------------------   ------------------------
                                          Shares       Amount        Shares      Amount
                                        ---------   -----------    ---------    ---------
Shares issued upon reinvestment
   of dividends and distributions ...... 295,393     $2,830,783     308,216     $2,959,921
                                         -------     ----------     -------     ----------
Net increase ........................... 295,393     $2,830,783     308,216     $2,959,921
                                         =======     ==========     =======     ==========

     The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 shares of Common Stock of the Fund in the open market, whenever the shares are trading at a discount of 10% or more from the net asset value of the shares. For the year ended December 31, 2004, the Fund did not repurchase any shares of Common Stock. All shares of Common Stock repurchased have been retired.

     In addition, the Fund has been authorized to issue up to 1,200,000 shares of Preferred Stock, which were originally designated as $0.001 par value 8% Cumulative Preferred Stock. Currently, outstanding Preferred Stock consists of 6% Series B and Series C Auction Rate Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act and by the Articles Supplementary. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The 8% Cumulative Preferred Stock was callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. On November 12, 2002, the Fund redeemed 50% (600,000 shares) of its outstanding 8% Cumulative Preferred Stock at the redemption price of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.2555 per Preferred Share. On February 11, 2003, the Fund redeemed the remaining 50% (600,000 shares) of its outstanding 8.00% Cumulative Preferred Stock at the redemption price of $25.25 per Preferred Share, which consisted of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.25 per Preferred Share.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     On March 18, 2003, the Fund received net proceeds of $23,996,775 (after underwriting discounts of $787,500 and offering expenses of $215,725) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing March 19, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price. The Board has authorized the repurchase in the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the year ended December 31, 2004, the Fund purchased 9,200 shares of 6% Series B Cumulative Preferred Stock in the open market at a cost of $217,172 and an average discount of approximately 5.55% from its liquidation value. All repurchased shares of 6% Series B Cumulative Preferred Stock have been retired. At December 31, 2004, 990,800 shares of the 6% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $20,642.

     On March 18, 2003, the Fund received net proceeds of $24,534,275 (after underwriting discounts of $250,000 and offering expenses of $215,725) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The rates of Series C Auction Rate Cumulative Preferred Stock ranged from 1.02% to 2.51% for the year ended December 31, 2004. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2004, the Fund did not repurchase any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2004, 1,000 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding at the annual dividend rate of 2.51% and accrued dividends amounted to $5,229.

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. In accordance with the guidance of the EITF, the Fund's Cumulative Preferred Stock is classified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

6. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State ofNew York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests. The Fund does not believe that these matters will have a material adverse effect on the Fund's financial position or the results of its operations.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications.The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A FUND COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                                   YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                           2004(D)(E)     2003(D)(E)         2002           2001          2000
                                                           ----------     ----------       --------       --------       -------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ................... $   8.90      $   8.44         $   9.92       $  10.02     $  11.40
                                                           --------      --------         --------       --------     --------
  Net investment income ..................................     0.34          0.31             0.49           0.68         0.72
  Net realized and unrealized gain (loss) on investments .     0.01          1.19            (0.76)          0.32        (0.52)
                                                           --------      --------         --------       --------     --------
  Total from investment operations .......................     0.35          1.50            (0.27)          1.00         0.20
                                                           --------      --------         --------       --------     --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ..................................    (0.16)        (0.11)           (0.28)         (0.18)       (0.13)
  Net realized gain on investments .......................       --         (0.03)              --          (0.12)       (0.17)
                                                           --------      --------         --------       --------     --------
  Total distributions to preferred stock shareholders ....    (0.16)        (0.14)           (0.28)         (0.30)       (0.30)
                                                           --------      --------         --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
  COMMON STOCK SHAREHOLDERS RESULTING
  FROM OPERATIONS ........................................     0.19          1.36            (0.55)          0.70        (0.10)
                                                           --------      --------         --------       --------     --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ..................................    (0.18)        (0.17)           (0.27)         (0.48)       (0.57)
  Net realized gain on investments .......................       --         (0.03)              --          (0.33)       (0.73)
  Paid-in capital ........................................    (0.62)        (0.60)           (0.48)            --           --
                                                           --------      --------         --------       --------     --------
  Total distributions to common stock shareholders .......    (0.80)        (0.80)           (0.75)         (0.81)       (1.30)
                                                           --------      --------         --------       --------     --------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common
    share transactions ...................................     0.03          0.02             0.02           0.01         0.02
  Decrease in net asset value from shares
    issued in rights offering ............................       --            --            (0.20)            --           --
  Increase in net asset value from repurchase
    of preferred shares ..................................   0.00(a)           --               --             --           --
  Offering costs for preferred shares
    charged to paid-in capital ...........................   0.00(a)        (0.12)              --             --           --
                                                           --------      --------         --------       --------     --------
  Total capital share transactions .......................     0.03         (0.10)           (0.18)          0.01         0.02
                                                           --------      --------         --------       --------     --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS, END OF PERIOD .......................... $   8.32      $   8.90         $   8.44       $   9.92     $  10.02
                                                           ========      ========         ========       ========     ========
  Net asset value total return + .........................      1.5%         14.5%            (7.0)%          7.0%         0.0%(a)
                                                           ========      ========         ========       ========     ========
  Market value, end of period ............................ $   9.24      $  10.54         $   8.55       $  10.90     $   9.13
                                                           ========      ========         ========       ========     ========
  Total investment return ++ .............................     (4.8)%        33.9%           (14.2)%         29.1%        (1.7)%
                                                           ========      ========         ========       ========     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation
    value of preferred shares,
    end of period (in 000's) ............................. $147,202      $151,658         $108,774       $110,074     $108,066
  Net assets attributable to common
    shares, end of period (in 000's) ..................... $ 97,432      $101,658         $ 93,774       $ 80,074     $ 78,066
  Ratio of net investment income to
    average net assets attributable
    to common stock ......................................     4.41%         3.47%            5.32%          6.58%        6.49%
  Ratio of operating expenses to average
    net assets attributable
    to common stock before fees waived ...................     2.12%         1.93%            1.77%          1.83%        1.82%
  Ratio of operating expenses to average
    net assets attributable
    to common stock net of fees waived ...................     1.61%         1.93%            1.58%          1.46%        1.48%
  Ratio of operating expenses to average
    total net assets including
    liquidation value of preferred
    shares before fees waived ............................     1.41%         1.37%            1.30%          1.34%        1.35%
  Ratio of operating expenses to average
    total net assets including
    liquidation value of preferred
    shares net of fees waived ............................     1.07%         1.37%             1.15%         1.07%        1.10%
  Portfolio turnover rate ................................       57%           39%               56%           59%         169%

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                           2004(D)(E)     2003(D)(E)         2002           2001          2000
                                                           ----------     ----------       --------       --------       -------
PREFERRED STOCK:
  8.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........        --            --          $15,000         $30,000       $30,000
  Total shares outstanding (in 000's) ...................        --            --              600           1,200         1,200
  Liquidation preference per share ......................        --            --           $25.00          $25.00        $25.00
  Average market value (b) ..............................        --            --           $25.83          $25.80        $24.31
  Asset coverage per share ..............................        --            --          $181.29          $91.73        $90.06
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........   $24,770       $25,000               --              --            --
  Total shares outstanding (in 000's) ...................       991         1,000               --              --            --
  Liquidation preference per share ......................    $25.00        $25.00               --              --            --
  Average market value (b) ..............................    $24.90        $25.33               --              --            --
  Asset coverage per share ..............................    $73.93        $75.83               --              --            --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........   $25,000       $25,000               --              --            --
  Total shares outstanding (in 000's) ...................         1             1               --              --            --
  Liquidation preference per share ......................   $25,000       $25,000               --              --            --
  Average market value (b) ..............................   $25,000       $25,000               --              --            --
  Asset coverage per share ..............................   $73,941       $75,829               --              --            --
  ASSET COVERAGE (c) ....................................       296%          303%             725%            367%          360%

-------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
(a)     Amount represents less than $0.005 per share.
(b)     Based on weekly prices.
(c)     Asset coverage is calculated by combining all series of preferred stock.
(d)     See Note 2 to Financial Statements (Swap Agreements).
(e) As a result of changes in accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the Statement of Operations. The effect of this reclassification for the years ended December 31, 2004 and December 31, 2003 was net investment income per share increased by $0.04 and $0.03, respectively, the ratio of net investment income to average net assets attributable to common shares increased by 0.44% and 0.38%, respectively, the ratio of operating expenses to average net assets attributable to common shares decreased by 0.44% and 0.38%, respectively, and the ratio of operating expenses to average total net assets including liquidation value of preferred shares decreased by 0.30% and 0.26%, respectively.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Convertible and Income Securities Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2005

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Convertible and Income Securities Fund Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

                              TERM OF        NUMBER OF
                            OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)            LENGTH OF        COMPLEX
    ADDRESS 1                   TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
     AND AGE                  SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR 5
-----------------            ---------      -------------      ----------------------               -------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI            Since 1989**         24        Chairman of the Board and Chief Executive   Director of Morgan
Director and                                               Officer of Gabelli Asset Management Inc.    Group Holdings,
Chief Investment Officer                                   and Chief Investment Officer of Gabelli     Inc. (holding
Age: 62                                                    Funds, LLC and GAMCO Investors, Inc.        company)
                                                           Vice Chairman and Chief Executive
                                                           Officer of Lynch Interactive Corporation
                                                           (multimedia and services)

KARL OTTO POHL              Since 1992**         34        Member of the Shareholder Committee of      Director of
Director                                                   Sal Oppenheim Jr. & Cie (private invest-    Gabelli Asset
Age: 75                                                    ment bank); Former President of the         Management Inc.
                                                           Deutsche Bundesbank and Chairman of its     (investment
                                                           Central Bank Council (1980-1991)            management);
                                                                                                       Chairman, Incentive
                                                                                                       Capital and
                                                                                                       Incentive Asset
                                                                                                       Management (Zurich);
                                                                                                       Director at Sal
                                                                                                       Oppenheim, Jr.
                                                                                                       & Cie, Zurich

NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI              Since 1989*           7        Chief Executive Officer of Cerutti          Director of Lynch
Director                                                   Consultants, Inc.; Former President         Corporation
Age: 65                                                    and Chief Operating Officer of              (diversified
                                                           Stella D'oro Biscuit Company                manufacturing)
                                                           (through 1992); Adviser, Iona College
                                                           School of Business

ANTHONY J. COLAVITA 4       Since 1989***        36        President and Attorney at Law in the law              --
Director                                                   firm of Anthony J. Colavita, P.C.
Age: 69

DUGALD A. FLETCHER          Since 1989*           2        President, Fletcher & Company, Inc.;        Director of
Director                                                   Former Director and Chairman and            Harris and Harris
Age: 75                                                    Chief Executive Officer of Binnings         Group, Inc.
                                                           Building Products, Inc. (1997)              (venture capital)

ANTHONY R. PUSTORINO        Since 1989*          17        Certified Public Accountant; Professor      Director of Lynch
Director                                                   Emeritus, Pace University                   Corporation
Age: 79                                                                                                (diversified
                                                                                                       manufacturing)

WERNER J. ROEDER, MD 4      Since 2001**         26        Medical Director of Lawrence                          --
Director                                                   Hospital and practicing private
Age: 64                                                    physician

ANTHONIE C. VAN EKRIS       Since 1992***        20        Managing Director of BALMAC                 Director of
Director                                                   International, Inc. (commodities)           Aurado Energy
Inc. (oil & gas operations)
Age: 70

SALVATORE J. ZIZZA          Since 1991***        24        Chairman, Hallmark Electrical Supplies      Director of
Director                                                   Corp.                                       Hollis Eden
Age: 59                                                                                                Pharmaceuticals and
                                                                                                       Earl Scheib, Inc.
                                                                                                       (automotive services)

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                           TERM OF        NUMBER OF
                         OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF        COMPLEX
    ADDRESS 1                TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
     AND AGE               SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                          HELD BY DIRECTOR 5
-----------------         ---------      -------------      ----------------------                          -------------------
OFFICERS:
--------
BRUCE N. ALPERT          Since 2003            --       Executive Vice President and Chief Operating Officer          --
President and Treasurer                                 of Gabelli Funds, LLC since 1988 and an officer of
Age: 53                                                 all mutual funds advised by Gabelli Funds, LLC
                                                        and its affiliates. Director and President of
                                                        Gabelli Advisers, Inc.

LAURISSA M. MARTIRE      Since 2004            --       Vice President of The Gabelli Convertible and Income          --
Vice President                                          Securities Fund Inc. since 2004. Assistant Vice President
Age: 28                                                 of Gabelli Asset Management Company since 2003.
                                                        Prior to 2003, Sales Assistant for Gabelli Asset
                                                        Management Company.

JAMES E. MCKEE           Since 1995            --       Vice President, General Counsel and Secretary of Gabelli      --
Secretary                                               Asset Management Inc. since 1999 and GAMCO
Age: 41                                                 Investors, Inc. since 1993; Secretary of all mutual
                                                        funds advised by Gabelli Advisers, Inc. and
                                                        Gabelli Funds, LLC.

PETER D. GOLDSTEIN       Since 2004            --       Director of Regulatory Affairs at Gabelli Asset Management    --
Chief Compliance Officer                                Inc. since February 2004; Vice President of Goldman Sachs
Age: 51                                                 Asset Management from November 2000 through January
                                                        2004; Deputy GeneralCounsel at Gabelli Asset Management
                                                        Inc. from February 1998 through November 2000

--------------
1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2   The Fund's  Board of Directors  is divided  into three  classes,  each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Fund's 2007 Annual Meeting of Shareholders  and until their  successors  are duly  elected and  qualified.
*** - Term  expires at the Fund's 2005 Annual Meeting of Shareholders  and until their  successors are duly elected and qualified.
    Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4   Represents holders of the Fund's Preferred Stock.
5 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.


CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 7, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2004

CASH DIVIDENDS AND DISTRIBUTIONS
                                              TOTAL AMOUNT      ORDINARY                        DIVIDEND
          PAYABLE               RECORD            PAID         INVESTMENT       RETURN OF     REINVESTMENT
           DATE                  DATE         PER SHARE (A)    INCOME (A)      CAPITAL (C)        PRICE
          -------               ------        ------------     ----------      -----------     -----------
COMMON SHARES
         03/25/04              03/17/04         $0.2000          $0.0470         $0.1530         $8.720
         06/24/04              06/16/04          0.2000           0.0470          0.1530          8.510
         09/24/04              09/16/04          0.2000           0.0470          0.1530          8.220
         12/27/04              12/16/04          0.2000           0.0470          0.1530          8.280
                                                -------          -------         -------         ------
    Total Common Stock                          $0.8000          $0.1880         $0.6120

6.00% PREFERRED SHARES
         03/26/04              03/19/04         $0.3750          $0.3750
         06/28/04              06/21/04          0.3750           0.3750
         09/27/04              09/20/04          0.3750           0.3750
         12/27/04              12/17/04          0.3750           0.3750
                                                -------          -------
    Total Preferred Stock                       $1.5000          $1.5000

AUCTION RATE PREFERRED SHARES
    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2004 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.6120 per share return of capital in 2004 on common shares.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. TREASURY SECURITIES INCOME

    The Fund paid to common shareholders an ordinary income dividend of $0.1880 per share in 2004. The Fund paid to 6.00% Series B preferred shareholders an ordinary income dividend totalling $1.5000 per share in 2004. The Fund paid weekly distributions to Series C AuctionRate Preferred shareholders at varying rates throughout the year. For the fiscal year ended December 31, 2004, 60.03% of the ordinary dividend qualifies for the dividend received deduction available to corporations, and 52.31% of the ordinary income distribution was qualifying dividend income. The percentage of ordinary income dividends paid by the Fund during 2004 derived from U.S. Treasury Securities was 10.07%. The percentage of U.S. Treasury Securities held as of December 31, 2004 was 33.23%. However, it should be noted that the Convertible andIncome Securities Fund did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 2004.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                  SHORT-TERM      LONG-TERM                                             ADJUSTMENT
                                   INVESTMENT       CAPITAL        CAPITAL           RETURN OF          TOTAL               TO
                                    INCOME (B)      GAINS (B)        GAINS          CAPITAL (C)   DISTRIBUTIONS (A)   COST BASIS (D)
COMMON STOCK                       -----------    -----------     ---------         -----------   -----------------   --------------
2004 .............................  $ 0.18800             --              --         $0.61200        $ 0.80000           $0.61200
2003 .............................    0.18800             --        $0.05160          0.56040          0.80000            0.56040
2002 .............................    0.27170             --              --          0.47830          0.75000            0.47830
2001 .............................    0.47550       $0.06950         0.26500               --          0.81000                 --
2000 .............................    0.56610        0.32670         0.40720               --          1.30000                 --
1999 .............................    0.38990        0.44590         0.19420               --          1.03000                 --
1998 .............................    0.38660        0.24130         0.29210               --          0.92000                 --
1997 .............................    0.39690        0.22850         0.33460               --          0.96000                 --
1996 .............................    0.49000        0.14160         0.10340               --          0.73500                 --
1995 .............................    0.55740        0.20410         0.35950          0.02900          1.15000            0.02900
1994 .............................    0.57300        0.11500         0.21200               --          0.90000                 --
1993 .............................    0.56100        0.20000         0.66400               --          1.42500                 --
1992 .............................    0.65400        0.09000         0.13200               --          0.87600                 --
1991 .............................    0.70600        0.11200         0.04700               --          0.86500                 --
1990 .............................    0.69000             --              --               --          0.69000                 --
1989 .............................    0.11500             --              --               --          0.11500                 --

6% PREFERRED STOCK
2004 .............................  $ 1.50000             --              --               --        $ 1.50000                 --
2003 .............................    0.90900             --         0.24930               --          1.15830                 --

AUCTION RATE PREFERRED SHARES
2004 ............................. $375.08000             --              --               --       $375.08000                 --
2003 .............................  187.32000             --        51.34000               --        238.66000                 --

-----------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income for Federal tax purposes.
(c) Non-taxable.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Convertible and Income Securities Fund Inc. ("Convertible and Income Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible andIncome Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible andIncome Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible and Income Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible andIncome Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible and Income Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible and Income Securities Fund valued at market price. If the Convertible and Income Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible and Income Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible and Income Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.


VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible and Income Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible andIncome Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible and Income Securities Fund.



--------------------------------------------------------------------------------
 The Annual Meeting of The Gabelli Convertible and Income Securities Fund Inc.'s stockholders will be held at 8:30 A.M. on Monday, May 9, 2005, in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS
Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
   CHIEF EXECUTIVE OFFICER,
   CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
   PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL

Anthonie C. van Ekris
   MANAGING DIRECTOR,
   BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS
Bruce N. Alpert
   PRESIDENT &TREASURER

Laurissa M. Martire
   VICE PRESIDENT AND OMBUDSMAN

James E. McKee
   SECRETARY

A. Hartswell Woodson, III
   ASSOCIATE PORTFOLIO MANAGER

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                             Common       6.00% Preferred
                             ------       ---------------
NYSE-Symbol:                   GCV           GCV Pr B
Shares Outstanding:        11,717,040         990,800

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible and Income Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible and Income Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible and Income Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)

                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM

                          E-MAIL: CLOSEDEND@GABELLI.COM


                                                                  GBFCS-AR-12/04

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,015 in 2004 and $61,816 in 2003.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $7,700 in 2004 and $3,500 in 2003.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,550 in 2004 and $2,450 in 2003.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services
              Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2004 and $0 in 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R. Pustorino and Salvatore J. Zizza.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

 ------------------------------------------------------------------------------

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
 ------------------------------------------------------------------------------




         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are:



                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Portfolio Manager

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Buy-Side Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn-Marie Prylucki, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES



1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How the Adviser voted for the client on each issue

         The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis. On an annual basis, all registered investment companies file their Proxy Voting History for the period July 1 - June 30 on Form N-PX.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:
     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage firms issuing proxies directly: The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o   A  limited   Power  of   Attorney   appointing   the   attendee  an  Adviser
    representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. votes have previously been cast, etc.).

o   A sample ERISA and Individual contract.

o   A sample of the annual authorization to vote proxies form.

o   A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES










               -------------------------------------------------

               -------------------------------------------------


                             PROXY VOTING GUIDELINES

               -------------------------------------------------

               -------------------------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical  responsiveness  to shareholders
           This may include such areas as:

           -Paying greenmail

           -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance


                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place, we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
           -Stock split

           -Stock option or other executive compensation plan

           -Finance growth of company/strengthen balance sheet

           -Aid in restructuring

           -Improve credit rating

           -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect


We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.



In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------
                                                            (C) TOTAL NUMBER OF SHARES (OR     (D) MAXIMUM NUMBER (OR APPROXIMATE
               (A) TOTAL NUMBER          (B) AVERAGE         UNITS) PURCHASED AS PART OF    DOLLAR VALUE) OF SHARES (OR UNITS) THAT
                 OF SHARES (OR          PRICE PAID PER       PUBLICLY ANNOUNCED PLANS OR          MAY YET BE PURCHASED UNDER
 PERIOD        UNITS) PURCHASED        SHARE (OR UNIT)               PROGRAMS                       THE PLANS OR PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
Month #1     Common - N/A               Common  - N/A              Common  - N/A             Common  -  11,565,235
07/01/04
through
07/31/04     Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 990,800
-----------------------------------------------------------------------------------------------------------------------------------
Month #2     Common - N/A               Common - N/A               Common - N/A              Common - 11,565,235
08/01/04
through
08/31/04     Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 990,800
-----------------------------------------------------------------------------------------------------------------------------------
Month #3     Common - N/A               Common - N/A               Common - N/A              Common - 11,565,235
09/01/04
through
09/30/04     Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 990,800
-----------------------------------------------------------------------------------------------------------------------------------
Month #4     Common - N/A               Common - N/A               Common - N/A              Common - 11,640,690
10/01/04
through
10/31/04     Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 990,800
-----------------------------------------------------------------------------------------------------------------------------------
Month #5     Common - N/A               Common - N/A               Common - N/A              Common - 11,640,690
11/01/04
through
11/30/04     Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A  Preferred Series B - 990,800
-----------------------------------------------------------------------------------------------------------------------------------
Month #6     Common - N/A               Common - N/A               Common - N/A              Common - 11,640,690
12/01/04
through
12/31/04     Preferred Series B - N/A   Preferred Series  B - N/A  Preferred Series B - N/A  Preferred Series B - 990,800
-----------------------------------------------------------------------------------------------------------------------------------
Total        Common - N/A               Common - N/A               Common - N/A              N/A

             Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A
-----------------------------------------------------------------------------------------------------------------------------------

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

   Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired  during the period covered by the table
- The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on March 10, 2004 (Accession No. 0000935069-04-000489).

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Convertible and Income Securities Fund Inc.
           ---------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer
                           & Principal Financial Officer

Date     March 9, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.